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                                                                    EXHIBIT 10.4


                               SECURITY AGREEMENT

         THIS AGREEMENT, dated as of the 3rd day of June, 1997, by and between Online Resources & Communications Corporation, a Delaware corporation having its principal place of business at 7927 Jones Branch Drive, McLean, Virginia 22102 ("the Company"), and Dominion Fund IV, a Delaware Limited Partnership, having an address at 44 Montgomery Street, Suite 4200, San Francisco, CA 94104 (the "Secured Party").

                                  WITNESSETH:

         WHEREAS, the Company and the Secured Party entered into a Loan Agreement dated as of the date hereof (as amended from time to time, the "Loan Agreement") pursuant to which the Secured Party agreed, subject to the terms and conditions set forth therein, to make a loan to the Company (the "Loan"), such Loan to be evidenced by a Promissory Note of the Company payable to the order of the Secured Party (the "Note"); and

         WHEREAS, the obligation of the Secured Party to make the Loan is subject to the condition, among others, that the Company shall execute and deliver this Agreement and grant the security interest hereinafter described;

         NOW, THEREFORE, in consideration of the willingness of the Secured Party to enter into the Loan Agreement and to agree, subject to the terms and conditions set forth therein, to make the Loan to the Company pursuant thereto, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

         1. Security Interest. As security for the Secured Obligations described in section 2 hereof, the Company hereby grants to the Secured Party a security interest in and lien on all of the tangible and intangible personal property and fixtures of the Company described below, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements and proceeds thereof (hereinafter referred to collectively as the "Collateral"):

                 (a) all of the Company's tangible personal property, set forth in Schedule 1 hereof as the same may be amended from time to time; and

                 (b) All of the Company's inventory, goods, raw materials, supplies, work-in-process and finished goods (collectively, "Inventory") whether now owned or hereafter acquired.

         2. Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the following liabilities and obligations of the Company (herein called the "Secured Obligations"):
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                 (a)      Principal of and interest on the Note; and

                 (b) Any and all other obligations of the Company to the Secured Party under the Loan Agreement or under any agreement or instrument relating thereto, all as amended from time to time.

         3. Special Warranties and Covenants of Company. The Company hereby warrants and covenants to the Secured Party that:

                 (a) The address shown at the beginning of this Agreement is the principal place of business of the Company and all of the Company's additional places of business, if any, and the locations of all of the Collateral are listed in Schedule 2 attached hereto. The Company will not change its principal or any other place of business, or the location of any Collateral, or make any change in the Company's name or conduct the Company's business operations under any fictitious business name or trade name, without, in any such case, at least thirty (30) days' prior written notice to the Secured Party.

                 (b) The Company is the owner of the Collateral free from any lien, security interest or encumbrance and the Company will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

                 (c) Except as permitted by the Loan Agreement or otherwise consented to in writing by the Secured Party, the Company will not sell or otherwise dispose of any of the Collateral or any interest therein, other than inventory sold in the ordinary course of business, nor will the Company create, incur or permit to exist any mortgage, lien, charge, encumbrance or security interest whatsoever with respect to the Collateral, other than the liens permitted by Section 7.2 of the Loan Agreement.

                 (d) The Company will keep the Collateral in good order and repair and adequately insured at all times in accordance with the provisions of the Loan Agreement. The Company will pay promptly when due all taxes and assessments on the Collateral or for its use or operation, except for taxes and assessments permitted to be contested as provided in Section 6. of the Loan Agreement. The Secured Party may at its option discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject, and may, upon the failure of the Company so to do, purchase insurance on any Collateral and pay for the repair, maintenance or preservation thereof, and the Company agrees to reimburse the Secured Party on demand for any reasonable payments or expenses incurred by the Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Secured Obligations for all purposes hereof.





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                 (e)     The Company will promptly execute and deliver to the
Secured Party such financing statements, certificates and other documents or instruments as may be necessary to enable the Secured Party to perfect or from time to time renew the security interest granted hereby, including, without limitation, such financing statements, certificates and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Company or in any replacements or proceeds thereof. The Company authorizes and appoints the Secured Party, in case of need, to execute such financing statements, certificates and other documents in its stead, with full power of substitution, as the Company's attorney in fact. The Company further agrees that a carbon, photographic or other reproduction of a security agreement or financing statement is sufficient as a financing statement under this Agreement.

         4. Fixtures, etc. It is the intention of the parties hereto that none of the Collateral shall become fixtures and the Company will take all such reasonable action or actions as may be necessary to prevent any of the Collateral from becoming fixtures. Without limiting the generality of the foregoing, the Company will, if requested by the Secured Party, use its best efforts to obtain waivers of lien, in form satisfactory to the Secured Party, from each lessor of real property on which any of the Collateral is or is to be located.

         5. Events of Default. The Company shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

                 (a) Default shall be made in the due and punctual payment of any principal of or premium, if any, or interest on any of the Secured Obligations when and as the same shall be due and payable (whether at maturity or at a date fixed for any prepayment or installment or by declaration or acceleration or otherwise) and such default shall continue beyond the expiration of the applicable period of grace, if any; or

                 (b) Any other Event of Default (as defined or provided in the Loan Agreement) shall occur.

         6. Rights and Remedies of Secured Party. Upon the occurrence of any Event of Default, such default not having previously been remedied or cured, the Secured Party shall have the following rights and remedies:

                 (a) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code;

                 (b) All rights and remedies provided in this Agreement; and





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                 (c)      All rights and remedies provided in the Loan
Agreement, or in the Note or in any other agreement, document or instrument pertaining to the Secured Obligations.

         7. Right of Secured Party to Dispose of Collateral, etc. Upon the occurrence of any Event of Default, such default not having previously been remedied or cured, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party shall have the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Secured Party may require the Company to make the Collateral (to the extent the same is moveable) available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Company at least ten (10) days' prior written notice at the address of the Company set forth above (or at such other address or addresses as the Company shall specify in writing to the Secured Party) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine and any surplus shall be returned to the Company or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Company). Such sale of the Collateral shall be conducted in a commercially reasonable manner. In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, the Company will be liable for the deficiency (to the extent such sale of Collateral was conducted in a commercially reasonable manner) together with interest thereon at the maximum rate provided in the Note, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

         8. Right of Secured Party to Use and Operate Collateral, etc. Upon the occurrence and during the continuance of any Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Company and all persons claiming under the Company wholly or partly





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therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Secured Party may, from time to time, at the expense of the Company, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Party may deem proper. In any such case the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Company in respect thereto as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be returned to the Company or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Company). Without limiting the generality of the foregoing, the Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Company, or to sell or dispose of the Collateral, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Secured Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

         9.      (Intentionally Omitted]

         10. Waivers, etc. The Company hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Secured Party's rights hereunder or in connection with any Secured Obligations or any Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to the Company or to any account debtor in respect of any account receivable or to any other third party, or substitution, release or surrender of any Collateral, the addition or release of





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persons primarily or secondarily liable on any Secured Obligation or on any account receivable or other Collateral, the acceptance of partial payments on any Secured Obligation or on any account receivable or other Collateral and/or the settlement or compromise thereof. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. The Company further waives any right it may have under the constitution of The Commonwealth of Massachusetts, the Commonwealth of Virginia (or under the constitution of any other state in which any of the Collateral may be located), or under the Constitution of the United States of America, to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Company's waivers under this section have been made voluntarily, intelligently and knowingly and after the Company has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

         11. Termination: Assignment, etc. This Agreement and the security interest in the Collateral created hereby shall terminate after all of the Secured Obligations have been paid and finally discharged in full (provided that the Secured Party is no longer obligated to make loans under the Loan Agreement). No waiver by the Secured Party or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by the Secured Party of all or any of the Secured Obligations held by it, the Secured Party may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Secured Party hereunder, and the Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

         12. Reinstatement. Notwithstanding the provisions of section 11, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Company or any substantial part of its properties, or otherwise, all as though such payments had not been made.





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         13.     Notices. Except as otherwise provided herein, all notices to the Company or to the Secured Party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if delivered by facsimile where confirmation of receipt by the receiving party's receiver can be documented, or personally delivered by hand or by reputable overnight courier or mailed by first class certified or registered mail, postage prepaid, as follows:

                 (a) if to the Company, at the address set forth in the Loan Agreement;

                 (b) if to the Secured Party, at the address set forth in the Loan Agreement;

or at such other address as the party to whom such notice is directed may have designated in writing to the other party hereto. A notice shall be deemed to have been given upon receipt by the party to whom such notice is directed.

         14. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Secured Party and the Company and their respective successors and assigns, and the term "Secured Party" shall be deemed to include any other holder or holders of any of the Secured Obligations. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         15. Governing Law, jurisdiction, Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts (without regard to its choice of law provisions). The Company, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in The Commonwealth of Massachusetts and consents to the jurisdiction of the courts of The Commonwealth of Massachusetts and the United States District Courts for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Company further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address provided in section 14 hereof or as otherwise provided under the laws of The Commonwealth of Massachusetts. The Company irrevocably waives all right to a trial by jury in any suit,





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action or other proceeding instituted by or against the Company in a respect of its obligations hereunder or the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

                          ONLINE RESOURCES & COMMUNICATIONS
                          CORPORATION



                          By        [sig]
                            ------------------------------------
                          Chairman CEO

                          DOMINION FUND IV, A DELAWARE
                          LIMITED PARTNERSHIP

                          By Dominion Management IV, L.L.C.
                          Its general partner


                          By        [sig]
                            -----------------------------------
                          Michael Lee
                          Member






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                                   SCHEDULE 1


         All of the Company's Inventory and Equipment now held and hereafter acquired including all Proceeds derived therefrom. The capitalized terms referred to above shall have the same meanings as are given to those terms by the Uniform Commercial Code as in effect in any jurisdiction in which any financing statement pertaining to the above is filed.





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                                   Schedule 2

                            Locations of Collateral

7923 and 7927 Jones Branch Drive
McLean, Virginia 22102





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